SUPPLEMENT TO FIDELITY'S NEW YORK MUNICIPAL FUNDS' MARCH 22, 1999
PROSPECTUS

   The following information replaces the second bullet found under the heading "Principal Investment Strategies" in the "Investment
Summary" section for Spartan New York Municipal Income Fund on page
4.

(small solid bullet)    Normally investing at least 80% of assets in
municipal securities whose interest is exempt from federal and New York State and City personal income taxes.

   The following information replaces similar information found under the heading "Principal Investment Strategies" in the "Investment
Details" section for Spartan New York Municipal Income Fund on page
12.

   FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and New York State and City personal income taxes. Municipal securities whose interest is exempt from federal and New York State and City income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

   The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment
Details" section for Spartan New York Municipal Income Fund on page
15.

       SPARTAN NEW YORK MUNICIPAL INCOME FUND    seeks a high level of
current income, exempt from federal and New York State and City income taxes.

The following information replaces the third paragraph in the "Dividends and Capital Gains Distributions" section beginning on page 28.

However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the Federal Reserve Bank of New York (New York Fed) closes early, New York Municipal Money Market may advance the time on that day by which wire purchase orders must be placed so that shares earn dividends on the day of purchase. In addition, on any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed does not open, shares begin to earn dividends on the first business day following the day of purchase.

The following information replaces the sixth paragraph in the "Dividends and Capital Gains Distributions" section beginning on page 28.

However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the New York Fed closes early, New York Municipal Money Market may set a time after which shares redeemed by wire order earn dividends until, but not including, the next business day following the day of redemption. On any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed does not open, shares earn dividends until, but not including, the next business day following the day of redemption.